UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 13, 2016 (January 7, 2016)

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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2015, the Board of Directors (“Board”) of the Federal Home Loan Bank of Indianapolis (“Bank”) approved an amended and updated Incentive Plan, including 2016 Performance Period Award Goals and Deferred Award Performance Goals (“Performance Goals” and collectively with the Incentive Plan, “2016 Plan”), effective January 1, 2016. The 2016 Plan provides incentive compensation arrangements for certain Bank employees, including the Bank’s principal executive officer, principal financial officer and other named executive officers.
The 2016 Annual Award Performance Goals relate to specific mission goals established by the Board for the Bank’s profitability, member products (including advances, Mortgage Purchase Program and Community Investment Program), and information technology. In addition, the Board established Deferred Award Performance Goals for Level I Participants (which the Bank anticipates will include the principal executive officer, principal financial officer and other named executive officers) for the three-year period covering calendar years 2017 through 2019. The Performance Goals for this Deferred Award relate to the Bank’s profitability, retained earnings and prudential management objectives, and are substantially the same as the Deferred Award Performance Goals previously adopted for the three-year Performance Periods ending December 31, 2017 and December 31, 2018. The achievement of these goals for the annual and deferred Performance Periods determines the value of Annual Awards and Deferred Awards, respectively, for Level I Participants.
In accordance with Federal Housing Finance Agency (“Finance Agency”) regulations, the Bank submitted the 2016 Plan and the Performance Goals to the Director of the Finance Agency for review and non-objection. On January 7, 2016, the Finance Agency informed the Bank that it has no objection to the 2016 Plan and Performance Goals. A copy of the 2016 Plan is set forth as Exhibit 10.10 and incorporated in full herein by reference. The foregoing description of the 2016 Plan does not purport to be complete and is qualified in its entirety by reference to the 2016 Plan.
Item 9.01    Financial Statements and Exhibits
A copy of the Federal Home Loan Bank of Indianapolis 2016 Incentive Plan, as amended and updated, is attached as Exhibit 10.10 and incorporated by reference in this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 13, 2016

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/GREGORY L. TEARE
Gregory L. Teare
Senior Vice President - CFO

By:	/s/MARY M. KLEIMAN
Mary M. Kleiman
Senior Vice President - General Counsel